Supplement dated February 13, 2023
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY, Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective April 21, 2023, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
•
JPMorgan Insurance Trust Global Allocation Portfolio
•
JPMorgan Insurance Trust Income Builder Portfolio
Accordingly, Appendix A: More Information About the Investment Portfolios is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Allocation	JPMorgan Insurance Trust - JPMorgan Insurance Trust Global Allocation Portfolio: Class II For Contract Owners who had value allocated to the portfolio as of December 21, 2022, additional purchases and transfers were accepted up to and including April 21, 2023, after which no new purchases or transfers were accepted. For all other Contract Owners, purchases or transfers into the portfolio were not accepted effective December 21, 2022. Investment Advisor: J.P. Morgan Investment Management Inc.	1.19%*	0.00%	1.19%	9.26%	9.98%
Allocation	JPMorgan Insurance Trust - JPMorgan Insurance Trust Income Builder Portfolio: Class II This Sub-Account was only available in contracts issued before May 1, 2022. For Contract Owners who had value allocated to the portfolio as of December 21, 2022, additional purchases and transfers were accepted up to and including April 21, 2023, after which no new purchases or transfers were accepted. For all other Contract Owners, purchases or transfers into the portfolio were not accepted effective December 21, 2022. Investment Advisor: J.P. Morgan Investment Management Inc.	0.89%	0.00%	0.89%	8.21%	6.68%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
2.
The Board of Trustees of the JPMorgan Insurance Trust approved the liquidation (the "Liquidations") pursuant to which the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio (each a "Portfolio," and together, the "Portfolios") will be Liquidated. The Liquidations is expected to occur on or about April 25, 2023 (the "Liquidation Date").
In anticipation of the Liquidations, the following changes apply to the contract:
•
For Contract Owners who had value allocated to the Portfolios as of December 21, 2022, additional purchases and transfers will be accepted up to and including April 21, 2023, after which no new purchases or transfers will be accepted. For all other Contract Owners, purchases or transfers into the Portfolios will no longer be accepted effective December 21, 2022.
ISP-0699

•
From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolios may transfer allocations to any other available investment option. During this period, any transfers from the Portfolios will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Portfolios will be transferred to the NVIT Government Money Market Fund: Class Y.
•
After the Liquidation Date, any and all references to the Portfolios are deleted.
ISP-0699